UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

612 Paddock

Libertyville, Illinois  60048

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

612 Paddock

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

Class I Shares (FVILX)

Class N Shares (FVALX)

Class R Shares (FVRLX)

 ANNUAL REPORT

MARCH 31, 2023

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS

MARCH 31, 2023 (UNAUDITED)

Dear Shareholder,

Fiscal year 2023 was a very volatile time.  We weathered the storm, outperforming the S&P 500, -3.77% (I share) vs -7.75%, with much less volatility.  The Federal Reserve raised interest rates during the period which slowed the economy and hurt growth stocks more than value stocks.  Our stocks picks and hedging helped performance in the first six months of the fiscal year.  In the last six months of the fiscal year the stock market bounced led by the financially expensive stocks in technology.  Growth stocks outperformed value stocks during that period and our hedges were a drag on performance.  Overall, we still outperformed the S&P 500 for the year.

Looking forward we are concerned about the banking world and what that might do to lending and GDP growth.  March saw Credit Suisse, Silicon Valley Bank and Signature Bank get taken over by competitors or regulators. Normally that spreads contagion fears though the market. However, the Fed stepped in and quelled the panic for now. Are there medium and longer term problems affecting banks and hence the economy?

Banks are basically leveraged bond funds. They fund themselves with short-term deposits and lend long-term. As the yield curve is generally upward sloping, it often produces a nice positive carry. Except when it does not during an inverted yield curve.

The Fed held interest rates near the zero bound for over a decade. This made the spread between short and long term rates very narrow. In 2020 the Fed and the US Treasury pumped money into the system. Banks were flush with deposits and needed a place to park the cash. Many banks and investors bought longer term bonds to try to get more yield.

For instance, if a bank bought an average bond ladder of 20% each of 2, 4, 6, 8, and 10 year treasuries, its average yield was less than 1%. Fast forward two years later with yields closer to 4% and the value of the bond ladder is 20% less.

The FDIC estimates that there are nearly $700 billion unrealized losses on investment securities (i.e., duration risk) on bank balance sheets. Researchers at NYU estimated that total unrealized losses are close to $1.7 trillion. That is compared to bank equity of around $2.1 trillion. Regardless of which number is closer to the truth, the amount is significant.

Some of the possible scenarios on how this resolves are the following (assuming just duration risk and no credit risk):

1.

Interest rates go down, which reduces the unrealized losses, (which probably means we are in a recession and credit tightens)

2.

Banks hold on to the assets, depositors all stay and the bank just makes little return, (which limits the ability to make new loans and credit tightens),

3.

Banks hold on to the assets, some depositors leave and the bank has to take losses and maybe raise more capital (which really tightens credit).

Annual Report | 1

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2023 (UNAUDITED)

This implies tightening credit ahead, which implies a softer economy and softer earnings.

The Fed is allowing banks to borrow against Treasuries and Agencies at their original par value instead of the current market value. That is an incentive to hang on to that government debt. So if a bank needs to raise cash or conserve capital, it will sell loans or reduce lending to consumers, commercial real estate (CRE) and C&I loans.

Small and midsize banks make most of the CRE loans in the country. SVB sold their CRE loans at a 30% discount. Some analysts think that will prove to be a high water mark and that CRE loans will now take even larger haircuts. Morgan Stanley Wealth CIO, Lisa Shalett warned that CRE may slump 40%. She also noted that half of the $2.9 trillion CRE loans will be up for refinancing in the next two years. This is a huge risk for CRE in general and the banks that made the loans. Those banks are largely small and midsize. With office vacancy rates at 20 year highs, the situation is volatile.

There are some signs that banks are beginning to pull back on lending. Bank credit growth is at decade lows. Also the demand for C&I and CRE loans has dropped significantly. Bank lending actually dropped over the last couple of weeks in March.

On the consumer front, loan delinquencies are back up to 2009 levels. This could be a second headwind for banks.

We are also cautious about a recession.  To note:

1.

Leading Economic Indicators continue in negative territory.

2.

The manufacturing PMI is below 50 which implies contraction in that sector.

3.

Railroad traffic is back down to levels last seen in 2020 when the economy was shut down.

4.

Small business optimism remains near its lows.

5.

Money supply growth, M2, is negative.

We continue to think calendar year 2023 will be an interesting year. There is a wide range of opinions on what will happen to earnings this year as well as if we will have a recession. Our goal is to navigate this uncertainty and provide a positive return.

Best regards,

Thomas H. Forester

CIO and Portfolio Manager

Annual Report | 2

THE FORESTER VALUE FUND-CLASS I

PERFORMANCE ILLUSTRATION

MARCH 31, 2023 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2023 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	-3.77%	0.35%	0.01%	1.50%	$ 30,809
S&P 500 Index	-7.75%	11.16%	12.21%	13.50%	$ 143,613

Comparison of the Change in Value of a $25,000 Investment in the Forester Value Fund's Class I, and the S&P 500 Index.

$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
6/08/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
Class I
S&P 500

* The chart assumes an initial gross investment of $25,000 made on 6/8/09 for Class I (Class I inception) and S&P 500 Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 3

THE FORESTER VALUE FUND-CLASS N

PERFORMANCE ILLUSTRATION

MARCH 31, 2023 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2023 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	-3.57%	0.17%	-0.21%	2.55%	$ 18,065
S&P 500 Index	-7.75%	11.16%	12.21%	6.83%	$ 47,425

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class N, and the S&P 500 Index.

$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
9/10/1999
3/31/2000
3/31/2001
3/31/2002
3/31/2003
3/31/2004
3/31/2005
3/31/2006
3/31/2007
3/31/2008
3/31/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
Class N
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N (Class N inception) and S&P 500 Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 4

THE FORESTER VALUE FUND-CLASS R

PERFORMANCE ILLUSTRATION

MARCH 31, 2023 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2023 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	-3.74%	-0.08%	-0.43%	-0.16%	$ 9,803
S&P 500 Index	-7.75%	11.16%	12.21%	12.33%	$ 41,560

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class R, and the S&P 500 Index.

$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
12/28/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
Class R
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 12/28/10 for Class R (Class R inception) and S&P 500 Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 5

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

U.S. Government Obligations 21.79%
Money Market Funds 3.50%
Communication Services 1.40%
Consumer Discretionary 1.26%
Consumer Staples 14.37%
Energy 8.37%
Financials 8.38%
Health Care 19.13%
Industrials 3.98%
Information Technology 5.87%
Materials 3.12%
Utilities 8.32%
Put Option 0.51%

Sectors are categorized using Global Industry Classification Standard (GICS).

Annual Report | 6

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares/Par Value		Fair Value

COMMON STOCKS - 74.09%

Communication Services - 1.40%
1,640	Verizon Communications, Inc.	$ 63,780

Consumer Discretionary - 1.26%
1,293	Ebay, Inc.	57,370

Consumer Staples - 14.35%
2,080	Altria Group, Inc.	92,810
2,970	Conagra Brands, Inc.	111,553
1,550	General Mills, Inc.	132,463
830	JM Smucker Co.	130,617
2,230	The Kroger Co.	110,095
1,260	Tyson Foods, Inc. Class A	74,743
		652,281
Energy - 8.36%
800	Chevron Corp.	130,528
1,140	Exxon Mobil Corp.	125,012
610	Pioneer Natural Resources Co.	124,586
		380,126
Financials - 8.37%
480	Allstate Corp.	53,189
350	Aon Plc. (United Kingdom)	110,351
300	Chubb Ltd. (Switzerland)	58,254
610	Travelers Cos., Inc.	104,560
1,500	US Bancorp, Inc.	54,075
		380,429
Health Care - 19.10%
410	Amgen, Inc.	99,118
1,790	Bristol Myers Squibb Co.	124,065
1,800	Cardinal Health, Inc.	135,900
420	Cigna Corp.	107,323
1,510	CVS Health Corp.	112,208
820	Johnson & Johnson	127,100
6,100	Teva Pharmaceutical Industries Ltd. ADR *	53,985
230	UnitedHealth Group, Inc.	108,696
		868,395
Industrials - 3.97%
370	3M Co.	38,891
850	Quanta Services, Inc.	141,644
		180,535

The accompanying notes are an integral part of these financial statements.

Annual Report | 7

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2023

Shares/Par Value		Fair Value

COMMON STOCKS (CONTINUED) - 74.09%

Information Technology - 5.86%
900	International Business Machines Corp.	$ 117,981
1,600	Oracle Corp.	148,672
		266,653
Materials - 3.11%
1,130	Agnico Eagle Mines, Ltd. (Canada)	57,596
6,870	Alamos Gold, Inc.	84,020
		141,616
Utilities - 8.31%
1,900	Dominion Energy, Inc.	106,229
3,010	Exelon Corp.	126,089
3,630	First Energy Corp.	145,418
		377,736

TOTAL FOR COMMON STOCKS (Cost $2,068,325) - 74.09%		3,368,921

TOTAL FOR PUT OPTIONS PURCHASED (Premiums Paid $198,381) - 0.51%		23,350

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 21.75%
500,000	U.S. Government Treasury Bill, 0.00%, 04/06/2023	499,806
500,000	U.S. Government Treasury Bill, 0.00%, 09/14/2023	489,292
TOTAL FOR U.S GOVERNMENT AGENCIES & OBLIGATIONS (Cost $988,981) - 21.75%		989,098

MONEY MARKET FUND - 3.49%
158,702	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, Institutional Class, 4.66% **	158,702
TOTAL FOR MONEY MARKET FUND (Cost $158,702) - 3.49%		158,702

TOTAL INVESTMENTS (Cost $3,414,389) - 99.84%		4,540,071

OTHER ASSETS LESS LIABILITIES, NET - 0.16%		6,990

NET ASSETS - 100.00%		$ 4,547,061

* Non-income producing security during the period.

** Variable rate security; the coupon rate shown represents the yield at March 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 8

THE FORESTER VALUE FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2023

* Non-income producing security during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price at March 31, 2023.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Annual Report | 9

THE FORESTER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2023

Assets:
Investments in Securities, at Fair Value (Cost $3,414,389)	$4,540,071
Cash	1,000
Deposit with Broker	1,433
Receivables:
Shareholder Subscriptions	6,035
Dividends and Interest	6,382
Total Assets	4,554,921
Liabilities:
Payables:
Shareholder Redemption	2,657
Due to Advisor	5,203
Total Liabilities	7,860
Net Assets	$4,547,061

Net Assets Consist of:
Paid In Capital	$4,055,464
Distributable Earnings	491,597
Net Assets	$4,547,061

Class I Shares:
Net Assets	$ 539,523
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	96,130
Net asset value, offering price, and redemption price per share	$ 5.61

Class N Shares:
Net Assets	$2,736,830
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	505,703
Net asset value, offering price, and redemption price per share	$ 5.41

Class R Shares:
Net Assets	$1,270,708
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	217,811
Net asset value, offering price, and redemption price per share	$ 5.83

The accompanying notes are an integral part of these financial statements.

Annual Report | 10

THE FORESTER VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $356)	$ 172,072
Interest	92,695
Total Investment Income	264,767

Expenses:
Advisory Fees	79,736
Distribution (12b-1) Fees	15,183
Administration Fees	9,446
Interest Expense	22
Total Expenses	104,387

Net Investment Income	160,380

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	790,986
Options Purchased	(661,825)
129,161
Net Change in Unrealized Depreciation on:
Investments	(382,660)
Options Purchased	(151,119)
(533,779)

Net Realized and Unrealized Loss on Investments and Options	(404,618)

Net Decrease in Net Assets Resulting from Operations	$(244,238)

The accompanying notes are an integral part of these financial statements.

Annual Report | 11

THE FORESTER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2023	3/31/2022
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 160,380	$ 53,117
Net Realized Gain on Investments and Options	129,161	36,626
Unrealized Appreciation (Depreciation) on Investments and Options	(533,779)	49,364
Net Increase (Decrease) in Net Assets Resulting from Operations	(244,238)	139,107

Distributions to Shareholders:
Distributions:
Class I Shares	(69,548)	(15,238)
Class N Shares	(51,158)	(33,446)
Class R Shares	(12,083)	(5,869)
Total Distributions Paid to Shareholders	(132,789)	(54,553)

Capital Share Transactions	(89,644)	(651,420)

Total Decrease	(466,671)	(566,866)

Net Assets:
Beginning of Year	5,013,732	5,580,598

End of Year	$ 4,547,061	$ 5,013,732

The accompanying notes are an integral part of these financial statements.

Annual Report | 12

THE FORESTER VALUE FUND-CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

Years Ended				
	3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net Asset Value, at Beginning of Year	$ 5.87	$ 5.77	$ 11.10	$ 11.61	$ 11.63
Income From Investment Operations:					
Net Investment Income *	0.12	0.07	0.12	0.17	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.34)	0.11	(0.39)	0.04	0.03
Total from Investment Operations	(0.22)	0.18	(0.27)	0.21	0.17
Distributions:					
Net Investment Income	(0.04)	(0.08)	(0.20)	(0.72)	(0.19)
Realized Gains	-	-	(4.86)	-	-
Total from Distributions	(0.04)	(0.08)	(5.06)	(0.72)	(0.19)
Net Asset Value, at End of Year	$ 5.61	$ 5.87	$ 5.77	$ 11.10	$ 11.61
Total Return **	(3.77)%	3.22%	(1.17)%	2.04%	1.57%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 540	$ 1,109	$ 1,213	$ 2,407	$ 10,978
Ratio of Expenses to Average Net Assets	0.99% (a)	0.99% (a)	0.99% (a)	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	1.96%	1.29%	1.30%	1.50%	1.22%
Portfolio Turnover	117.75%	7.80%	4.77%	21.80%	38.45%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

(a) Expenses (excluding interest expense) were 0.99% for the years ended March 31, 2023, 2022 and 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

THE FORESTER VALUE FUND-CLASS N

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

Years Ended				
	3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net Asset Value, at Beginning of Year	$ 5.69	$ 5.59	$ 10.88	$ 11.39	$ 11.35
Income From Investment Operations:					
Net Investment Income *	0.10	0.06	0.09	0.13	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.29)	0.10	(0.39)	0.05	0.04
Total from Investment Operations	(0.19)	0.16	(0.30)	0.18	0.15
Distributions:					
Net Investment Income	(0.09)	(0.06)	(0.13)	(0.69)	(0.11)
Realized Gains	-	-	(4.86)	-	-
Total from Distributions	(0.09)	(0.06)	(4.99)	(0.69)	(0.11)
Net Asset Value, at End of Year	$ 5.41	$ 5.69	$ 5.59	$ 10.88	$ 11.39
Total Return **	(3.57)%	2.96%	(1.54)%	1.80%	1.37%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 2,737	$ 3,139	$ 3,563	$ 5,826	$ 7,461
Ratio of Expenses to Average Net Assets	1.25% (a)	1.25% (a)	1.25% (a)	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.03%	1.04%	1.18%	0.99%
Portfolio Turnover	117.75%	7.80%	4.77%	21.80%	38.45%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

(a) Expenses (excluding interest expense) were 1.25% for the years ended March 31, 2023, 2022 and  2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

THE FORESTER VALUE FUND-CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

Years Ended				
	3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net Asset Value, at Beginning of Year	$ 6.11	$ 6.01	$ 11.26	$ 11.76	$ 11.72
Income From Investment Operations:					
Net Investment Income *	0.10	0.05	0.07	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.32)	0.10	(0.38)	0.06	0.02
Total from Investment Operations	(0.22)	0.15	(0.31)	0.16	0.11
Distributions:					
Net Investment Income	(0.06)	(0.05)	(0.08)	(0.66)	(0.07)
Realized Gains	-	-	(4.86)	-	-
Total from Distributions	(0.06)	(0.05)	(4.94)	(0.66)	(0.07)
Net Asset Value, at End of Year	$ 5.83	$ 6.11	$ 6.01	$ 11.26	$ 11.76
Total Return **	(3.74)%	2.56%	(1.62)%	1.56%	0.99%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 1,271	$ 765	$ 804	$ 877	$ 1,063
Ratio of Expenses to Average Net Assets	1.50% (a)	1.50% (a)	1.50% (a)	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	1.52%	0.78%	0.81%	0.92%	0.74%
Portfolio Turnover	117.75%	7.80%	4.77%	21.80%	38.45%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

(a) Expenses (excluding interest expense) were 1.50% for the years ended March 31, 2023, 2022 and 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2023

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering one series of shares, The Forester Value Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor. The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 8, 2009, Class N shares September 10, 1999 and Class R shares December 28, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required. See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and State of Illinois, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report | 16

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2023, the Fund did not incur any interest or penalties.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Discounts and premiums are amortized over the useful lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and assumptions.

Options - The Fund may invest in put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Annual Report | 17

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report | 18

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments – Investments in other investment companies, including money market funds, are valued at the investment company’s net asset value per share.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government agencies & obligations - U.S. government agencies & obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Derivative instruments (put options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price. These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2023:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 3,368,921	$ -	$ -	$ 3,368,921
Put Options Purchased	-	23,350	-	23,350
U.S. Government Agencies & Obligations	989,098	-	-	989,098
Money Market Fund	158,702	-	-	158,702
	$ 4,516,721	$ 23,350	$ -	$ 4,540,071

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Annual Report | 19

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

The Fund did not hold any Level 3 assets during the year ended March 31, 2023. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement – The Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund. The Advisor receives a management fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.89% of the Fund's average daily net assets for Class I, Class N and Class R shares. For the year ended March 31, 2023, the Advisor earned a management fee of $36,428 for Class I, $32,565 for Class N, and $10,743 for Class R. The Fund owes the Advisor $3,602 for management fees as of March 31, 2023.

Administrative Fee - The Fund pays the Advisor an administration fee for all other normal operating expenses (including administrative services and all expenses related to the Fund’s daily operations, excluding management fees and certain excluded extraordinary expenses like non-filing legal fees ), which is computed and accrued daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets for Class I shares, 0.11% of the Fund's average daily net assets for Class N and Class R shares.  For the year ended March 31, 2023, the Advisor earned a fee of $4,093 for Class I, $4,025 for Class N and $1,328 for Class R.  The Fund owes the Advisor $440 at March 31, 2023 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense, which is computed and accrued daily and paid monthly, is limited to an annual rate 0.25% of Class N average daily net assets and an annual rate of 0.50% of Class R average daily net assets. For the year ended March 31, 2023, the Fund accrued $9,148 for Class N and $6,035 for Class R. The Fund owes the Advisor $1,161 at September 30, 2022 for distribution fees.

Related Party - Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2023, purchases and sales of investment securities, other than short-term investments, options and U.S. Government Securities, aggregated $6,500,599 and $7,227,537, respectively; purchases and sales of options aggregated $5,283,191 and $4,512,897, respectively; purchases and sales of U.S. Government Securities aggregated $6,892,005 and $6,966,139, respectively.

Annual Report | 20

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

6.) DERIVATIVE TRANSACTIONS

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of its derivative activities during the year ended March 31, 2023.

Average notional value of:

Put Options Purchased

$ 14,820,000

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

As of March 31, 2023, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Index Contracts
Put Options Purchased (Investments in Securities)	$ 23,350
Total Assets	$ 23,350

For the year ended March 31, 2023, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation on:	Equity Index Contracts	Total
Put Options Purchased (Investments)*	$ (151,119)	$ (151,119)

Net realized gain on:	Equity Index Contracts	Total
Put Options Purchased (Investments)*	$ (661,825)	$ (661,825)

*This information is also in the investments line item in the Statement of Operations.

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Annual Report | 21

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

Annual Report | 22

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2023, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total par value and paid in capital totaled $4,055,464.  Transactions in capital stock were as follows:

	Year ended March 31, 2023		Year ended March 31, 2022
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	1,516,412	$ 9,311,356	2,154	$ 12,587
Shares issued in reinvestment of dividends	10,974	68,916	2,518	14,004
Shares redeemed	(1,620,393)	(9,774,042)	(25,903)	(149,327)
Net decrease	(93,007)	$ (393,770)	(21,231)	$ (122,736)

	Year ended March 31, 2023		Year ended March 31, 2022
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	715,297	$ 4,272,972	53,561	$ 297,391
Shares issued in reinvestment of dividends	8,230	49,630	5,977	32,276
Shares redeemed	(769,422)	(4,618,466)	(144,970)	(809,212)
Net decrease	(45,895)	$ (295,864)	(85,432)	$ (479,545)

	Year ended March 31, 2023		Year ended March 31, 2022
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	181,417	$ 1,157,291	28,331	$ 171,347
Shares issued in reinvestment of dividends	1,856	12,083	1,010	5,869
Shares redeemed	(90,638)	(569,384)	(37,948)	(226,355)
Net increase (decrease)	92,635	$ 599,990	(8,607)	$ (49,139)

Annual Report | 23

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2023, the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 41,396
Short-term Capital Loss Carryforward – Non-expiring	(695,994)
Post-October capital loss deferral	(154,518)
Net Unrealized Appreciation of Investments	1,300,713
Total Distributable Earnings	$ 491,597

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund incurred and elected to defer $154,518 of such late year losses.

As of March 31, 2023, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Short-term non-expiring	$ 695,994

As of March 31, 2023, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities inclusive of derivative contracts were as follows:

Gross unrealized appreciation on investment securities	$ 1,329,444
Gross unrealized depreciation on investment securities	(28,731)
Net unrealized appreciation on investment securities	$ 1,300,713

Tax cost of investment securities, including short-term investments*	$ 3,239,358

*The difference between the book cost and tax cost of investments represents mark-to-market on 1256 contracts for tax purposes.

The tax character of distributions paid during the years ended March 31, 2023 and 2022 are as follows:

Ordinary income:	March 31, 2023	March 31, 2022
Class I Shares	$ 69,548	$ 15,238
Class N Shares	51,158	33,446
Class R Shares	12,083	5,869
Total	$ 132,789	$ 54,553

Annual Report | 24

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

9.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2023, National Financial Services, LLC, in omnibus accounts, for the benefit of others, in aggregate, owned approximately 29% of the Fund and may be deemed to control the Fund. As of March 31, 2023, Voya Institutional Trust Company, in omnibus accounts, for the benefit of others, in aggregate, owned approximately 28% of the Fund and may be deemed to control the Fund.

11.) MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

12.) SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Annual Report | 25

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

  To the Shareholders and Board of Directors

  of the Forester Value Fund,

  a Series of the Forester Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Value Fund, a Series of the Forester Funds (the "Fund"), including the schedule of investments and schedule of put options purchased, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Value Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

May 25, 2023

Annual Report | 26

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2023 (UNAUDITED)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2022 through March 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report | 27

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2023 (UNAUDITED)

The Forester Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2022	March 31, 2023	October 1, 2022 through March 31, 2023

Actual	$1,000.00	$916.97	$4.73
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class N

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2022	March 31, 2023	October 1, 2022 through March 31, 2023

Actual	$1,000.00	$919.05	$5.98
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class R

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2022	March 31, 2023	October 1, 2022 through March 31, 2023

Actual	$1,000.00	$917.55	$7.17
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report | 28

THE FORESTER VALUE FUND

DIRECTORS & OFFICERS

MARCH 31, 2023 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 612 Paddock Libertyville, IL 60048 Age: 63	Director	Indefinite; Since Inception	1

Mr. Kelley is a sales rep for Guest Supply/Sysco since April 2023. From May 2022 to November 2022, he was a sales rep for Visiontron. From November 2020 to March 2022, he was the Sr. Director of Hospitality for AmTab.  From March 2018 to July 2020, he was VP Sales for Eastern Tabletop.

Stanley Simpson 612 Paddock Libertyville, IL 60048 Age: 65	Director; Chairman	Indefinite; Since March 2007	1	Stanley Simpson has been a commodities trader for more than five years.
Barry Meyer 612 Paddock Libertyville, IL 60048 Age: 64	Director	Indefinite; Since March 2007	1	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 612 Paddock Libertyville, IL 60048 Age: 64	Director; President; Treasurer	Indefinite; Since Inception	1	Mr. Forester has been the President of the Advisor since 2/99.
Brandon M. Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Age: 44	Chief Compliance Officer	Since July 2022	N/A	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $100 annually by the Advisor for the year ended March 31, 2023.

Annual Report | 29

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2023 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for each month of the fiscal year on Form N-PORT.  The Fund’s complete schedule of investments for the last month of each quarter are available publicly. The Form N-PORT filings must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Liquidity Risk Management Program - The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Advisory Agreement Renewal - At a meeting held on March 23, 2023, the Board of Trustees (the “Board”) of Forester Funds, Inc.,  including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance, for an additional annual period, of the Investment Advisory Agreements between the Funds and Forester Capital Management, Ltd. (the “Adviser”) on behalf of the Forester Value Fund, the “Fund”).

Annual Report | 30

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2023 (UNAUDITED)

In determining whether to approve continuances of the Investment Advisory Agreements of the Funds (the “Advisory Agreements”), the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) comparisons of the advisory fees and expenses of the Funds to the fees and expenses of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (vi) whether the advisory fees payable by each Fund reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits, if any, that the Adviser may derive from its relationship with the Funds. The Independent Trustees met with and asked questions of representatives of the Adviser, including Thomas Forester.

The Adviser provided the Independent Trustees with information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. In these materials, the returns of each Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of mutual funds.

They reviewed the Value Fund’s performance over various periods as compared to the performance of mutual funds categorized by Morningstar, Inc. as U.S. Long-Short Equity and a Peer Group. They recognized that the Fund out-performed for 1 and 3 year periods, was consistent with the 5 year period and lagged the 10 year of the category and out-performed the Peer Group.  The Adviser noted that both the outperformance and underperformance of the Fund in recent years is largely attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general stock market movements. In evaluating the Value Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has caused the Fund to underperform in the 10 year period, the Adviser has managed the investment portfolio of the Value Fund in a manner consistent with the Fund’s investment objective and policies, and with the Adviser’s investment methodology, as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has from time to

Annual Report | 31

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2023 (UNAUDITED)

time implemented various modifications in its hedging approach with the goals of improving the investment performance of the Fund over the long term and reducing the risks and costs of its hedging strategy.

In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style.

With respect to advisory fees, the Independent Trustees concluded that the advisory fee of the Value Fund, computed at the annual rate of 0.89% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average advisory fees payable by mutual funds categorized by Morningstar as U.S. Long-Short Equity and the Peer Group.

The Independent Trustees determined that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Fund of the Adviser’s experience, expertise and analytic capabilities. They also determined that historically, the advisory fee schedule of the Fund had been reduced as assets grew, and that this had provided the opportunity for the Fund and its shareholders to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the Funds’ assets.

With respect to the total expenses of the Fund, the Independent Trustees considered the fact that the expense ratio of the Value Fund (excluding brokerage commissions, taxes, interest expense and any extraordinary expenses), are less than the averages for their respective peer group funds. They further noted that, notwithstanding the significant decline in the net assets of the Value Fund in recent years, the expense ratio of the Fund has not increased and, in addition, that the Fund has continued to benefit from reductions in the contractual fee rates payable pursuant to its Advisory Agreement that were implemented when the Fund’s assets were substantially greater.

The Independent Trustees also reviewed recent financial statements of the Adviser, showing the Adviser’s revenues, expenses and profitability with respect to the Fund.  They noted that the admin fees were much less than the admin expense and the Adviser has absorbed those expenses, thereby reducing its profitability. They recognized that, the Adviser’s profit margins associated with providing services to the Fund have been negative, the Adviser’s profitability with respect to the Fund was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. The Independent Trustees also recognized that the Adviser’s profitability with respect to the Funds has declined considerably in recent years as a consequence of declines in the total net assets of the Funds. In evaluating the Adviser’s profitability, the Independent Trustees considered the broad and unique skill set and talent of the Adviser that is required for the Adviser to pursue and to adhere to the Funds’ well-defined and

Annual Report | 32

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2023 (UNAUDITED)

disciplined investment programs, which has been a primary attraction of the Funds to investors. They determined that, notwithstanding a decline in the Adviser’s revenues and the resulting decrease in its profitability, the Adviser has available financial resources sufficient to enable it to continue to provide all required services to the Funds, without diminution of service quality, and that, to the extent declines in the net assets of the Funds prior to 2022 reduced (or may in the future reduce further) the Adviser’s revenues, the Adviser has been able (and is expected to be able) to reduce its expenses or access capital resources so as to enable the scope and quality of services provided to the Funds to be maintained.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of other matters deemed by them to be pertinent (including, but not limited to, the factors and information discussed above), the Independent Trustees concluded that the Adviser has provided all required services to the Funds in a satisfactory manner. They determined that this conclusion is supported by the nature and scope of advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and which involve extensive use of risk-management techniques. The Independent Trustees also considered the fact that the Adviser has generally achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced the returns of the Value Fund in the 10 year period.

After evaluating all pertinent factors and information (including but not limited to the factors and information discussed above), the Board determined that the fees payable by the Fund pursuant to the Advisory Agreements are appropriate in view of the nature, scope and quality of services provided by the Adviser, and further determined that continuances of the Advisory Agreements are in the best interests of the Funds and their shareholders. Accordingly, the Board voted unanimously to approve the continuance of each of the Advisory Agreements for an additional annual period. No single factor was considered in isolation or to be determinative to this decision.

Annual Report | 33

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Annual Report | 34

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.   Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2023

$ 13,800

FY 2022

$ 13,000

(b) Audit-Related Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2023

$ 2,200

FY 2022

$ 2,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2023, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 7, 2023